CATALYST SMALL-CAP INSIDER BUYING FUND

A SERIES OF MUTUAL FUND SERIES TRUST

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

April 15, 2021

Dear Shareholder:

We wish to provide you with some important information concerning your investment. You are receiving this Combined Prospectus/Information Statement because you own shares of the Catalyst Small-Cap Insider Buying Fund, a series of Mutual Fund Series Trust (the “Trust”). The Board of Trustees of the Trust (the “Board”), after careful consideration, has approved the reorganization (the “Reorganization”) of the Catalyst Small-Cap Insider Buying Fund (the “Target Fund”), into Catalyst Insider Buying Fund (the “Survivor Fund”), which is also a series of the Trust. The Target Fund and the Survivor Fund are sometimes referred to separately as a “Fund,” and together as the “Funds.” The Reorganization does not require your approval, and you are not being asked to vote. The attached Combined Prospectus/Information Statement contains information about the Survivor Fund and provides details about the terms and conditions of the Reorganization. You should review the Combined Prospectus/Information Statement carefully and retain it for future reference.

The Target Fund and Survivor Fund have identical investment objectives, and substantially similar, although not identical, principal investment strategies. While the Funds use slightly different investment techniques and allocations at times, both Funds primarily invest in common stocks of domestic issuers, including real estate investment trusts (“REITs”), that have exhibited recent insider buying. We anticipate that the Reorganization will benefit shareholders of the Target Fund as discussed more fully in the Combined Prospectus/Information Statement. As a general matter, we believe that after the Reorganization, the Survivor Fund will provide you with an identical investment objective, the opportunity to maintain your investment in a substantially similar strategy on a tax-free basis, and portfolio management efficiencies.

The Board has concluded that the Reorganization is in the best interests of each of the Funds and their respective shareholders. In approving the Reorganization, the Board considered, among other things, the Funds’ identical investment objectives and substantial similarities between Funds’ principal investment strategies, the expected portfolio management efficiencies for the Survivor Fund, and the terms and conditions of the Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Board considered that the Target Fund has less assets than the Survivor Fund and the Target Fund’s assets have declined since its inception. The Board also considered that it is not anticipated that the Reorganization will have any tax consequences for shareholders and that the costs of the Reorganization will be borne by Catalyst Capital Advisors LLC and not by the shareholders of either Fund.

The Plan of Reorganization provides that the Target Fund will transfer all of its assets and liabilities to the Survivor Fund. In exchange for the transfer of these assets and liabilities, the Survivor Fund will simultaneously issue shares to the Target Fund in an amount equal in value to the net asset value of the Target Fund’s shares as of the close of business on the business day preceding the foregoing transfers. These transfers are expected to occur on or about April 30, 2021 (the “Closing Date”). Immediately after the Reorganization, the Target Fund will make a liquidating distribution to its shareholders of the Survivor Fund shares received, so that a shareholder in the Target Fund at the Closing Date of the Reorganization will receive a number of shares of the Survivor Fund with the same aggregate value as the shareholder had in the Target Fund immediately before the Reorganization. Shareholders who own Class A shares of the Target Fund will receive Class A shares of the Survivor Fund. Shareholders who own Class C shares of the Target Fund will receive Class C shares of the Survivor Fund. Shareholders who own Class I shares of the Target Fund will receive Class I shares of the Survivor Fund.

Following the Reorganization, the Target Fund will cease operations as a separate series of the Trust. Shareholders of the Target Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization. In addition, we do not expect the Reorganization to cause the shareholders of the Target Fund to recognize any federally taxable gains or losses.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION.

If you have questions, please contact the Funds at 1-866-447-4228.

Sincerely,

Jennifer A. Bailey, Esq., Secretary

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. The following Questions and Answers provide an overview of the key features of the Reorganization and of the information contained in this Combined Prospectus/Information Statement.

Q.	What is this document and why did we send it to you?
A.	This is a Combined Prospectus/Information Statement that provides you with information about a plan of reorganization between the Catalyst Small-Cap Insider Buying Fund (the “Target Fund”) and the Catalyst Insider Buying Fund (the “Survivor Fund”). Both the Target Fund and the Survivor Fund are series of the Mutual Fund Series Trust (the “Trust”). The Target Fund and the Survivor Fund are sometimes referred to separately as a “Fund,” and together as the “Funds.” The Funds pursue the identical investment objective, and substantially similar, although not identical, investment strategies. When the reorganization (the “Reorganization”) is completed, your shares of the Target Fund will be exchanged for shares of the Survivor Fund, and the Target Fund will be terminated as a series of the Trust. Please refer to the Combined Prospectus/Information Statement for a detailed explanation of the Reorganization, and a more complete description of the Survivor Fund.

You are receiving this Combined Prospectus/Information Statement because you own shares of the Target Fund as of April 1, 2021 (the “Record Date”). The Reorganization does not require approval by you or by shareholders of either the Target or Survivor Fund, and you are not being asked to vote.

Q.	Has the Board of Trustees approved the Reorganization?
A.	Yes, the Board of Trustees of the Trust (the “Board”) has approved the Reorganization. After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”), determined that the Reorganization is in the best interests of the Target Fund’s and Survivor Fund’s shareholders and that neither Fund’s existing shareholders will be diluted as a result of the Reorganization. The Board noted that shareholders will benefit by maintaining investment in a substantially similar strategy on a tax-free basis in a fund with a lower expense ratio and historically stronger performance. Additionally, the Target Fund has less assets than the Survivor Fund and the Target Fund’s assets have declined since its inception and it is expected that the Target Fund will benefit from the possible operating efficiencies and economies of scale that may result from combining the assets of the Target Fund with the assets of the Survivor Fund.
Q.	Why is the Reorganization occurring? Will my expenses remain the same?
A.	The total expenses of an investment in the Survivor Fund will be lower than the current expenses of the Target Fund; and the Board has determined that Target Fund shareholders may benefit from an investment in the Survivor Fund in the following ways:
(i)	Shareholders of the Target Fund will remain invested in an open-end fund that has greater net assets, and avoid the tax consequences of liquidating or otherwise disposing of their shares; and
(ii)	The larger net asset size of the Survivor Fund is expected to continue to result in ongoing operating efficiencies (e.g., certain fixed costs, such as legal expenses, audit fees, compliance expenses, accounting fees and other expenses, are spread across a larger asset base). If Survivor Fund assets do not significantly decrease, the Survivor Fund will continue to have a lower expense ratio than the Target Fund.
Q.	How will the Reorganization affect me as a shareholder?
A.	Upon the closing of the Reorganization, Target Fund shareholders will become shareholders of the Survivor Fund. With the Reorganization, all of the assets and the liabilities of the Target Fund will be combined with those of the Survivor Fund. You will receive shares of the Survivor Fund of the same class as the shares you own of the Target
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Fund. An account will be created for each shareholder that will be credited with shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares at the time of the Reorganization.

The number of shares a shareholder receives (and thus the number of shares allocated to a shareholder) will depend on the relative net asset values per share of the Funds immediately prior to the Reorganization. Thus, although the aggregate net asset value in a shareholder’s account will be the same, a shareholder may receive a greater or lesser number of shares than it currently holds in the Target Fund. No physical share certificates will be issued to shareholders. As a result of the Reorganization, a Target Fund shareholder will hold a smaller percentage of ownership in the Survivor Fund than such shareholder held in the Target Fund prior to the Reorganization.

Q.	Are the Funds’ Investment Objectives and Principal Investment Strategies Different?
A.	Each Fund’s investment objective is long-term capital appreciation. The Target Fund and the Survivor Fund have substantially similar, but not identical, principal investment strategies. Both the Target Fund and the Survivor Fund invest primarily in common stocks of domestic issuers, including real estate investment trusts (“REITs”), that have exhibited recent corporate insider buying. The Funds’ investment adviser uses the same investment methodology to select stocks for both the Target Fund and the Survivor Fund. However, unlike the Survivor Fund, the Target Fund invests at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, in small-cap stocks which are defined as stocks of companies with market capitalizations within the range of the Russell 2000 Index at the time of purchase. Rather, the Survivor Fund may invest in companies of any market capitalization but intends to emphasize larger capitalization stocks. In addition, the Survivor Fund is classified as a “diversified” fund meaning that it is limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer whereas the Target Fund is classified as non-diversified and is not subject to such restriction. The Survivor Fund will maintain its current investment objective and principal investment strategies after the Reorganization.
Q.	Why is no shareholder action necessary?
A.	Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under the Ohio Business Trust Act or under the Trust’s declaration of Trust. Pursuant to Rule 17a-8 under the 1940 Act, a vote of the shareholders of the Target Fund is not required.

Q. When will the Reorganization occur?

A.	The Reorganization is expected to take effect on or about April 30, 2021, or as soon as possible thereafter.
Q.	Who will pay for the Reorganization?
A.	The costs of the Reorganization will be borne by Catalyst Capital Advisors LLC, each Fund’s investment advisor. The costs of the Reorganization are expected to be approximately $29,000.
Q.	Will the Reorganization result in any federal tax liability to me?
A.	No. The Reorganization is not expected to result in a tax consequence to Target Fund shareholders.
Q.	Can I redeem my shares of the Target Fund before the Reorganization takes place?
A.	Yes. You may redeem your shares, at any time before the Reorganization takes place, as set forth in the Target Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Shares that are held as of April 30, 2021 will be exchanged for shares of the Survivor Fund.
Q.	Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?
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A.	No. Shareholders will not pay any sales load, commission or other similar fee in connection with the Reorganization, and thus Target Fund shareholders will not pay any such fee indirectly.
Q.	Are there differences in front-end sales loads or contingent deferred sales charges?
A.	No. Both the Target Fund and the Survivor Fund have the same front-end sales loads and contingent deferred sales charges.
Q.	Whom do I contact for further information?
A.	You can contact your financial advisor for further information. You may also contact the Funds at 1-866-447-4228. You may also visit our website at www.CatalystMF.com.

Important additional information about the Reorganization is set forth in the accompanying Combined Prospectus/Information Statement. Please read it carefully.

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INFORMATION STATEMENT FOR

CATALYST SMALL-CAP INSIDER BUYING FUND, A SERIES OF MUTUAL FUND SERIES TRUST

4221 NORTH 203RD STREET, SUITE 100

ELKHORN, NEBRASKA 68022

PROSPECTUS FOR

CATALYST INSIDER BUYING FUND, A SERIES OF MUTUAL FUND SERIES TRUST

4221 NORTH 203RD STREET, SUITE 100

ELKHORN, NEBRASKA 68022

DATED APRIL 15, 2021

RELATING TO THE REORGANIZATION OF

CATALYST SMALL-CAP INSIDER BUYING FUND

WITH AND INTO

CATALYST INSIDER BUYING FUND

EACH A SERIES OF MUTUAL FUND SERIES TRUST

This Combined Prospectus/Information Statement is furnished to you as a shareholder of the Catalyst Small-Cap Insider Buying Fund (the “Target Fund”), a series of Mutual Fund Series Trust, an Ohio business trust (the “Trust”). As provided in the Agreement and Plan of Reorganization (the “Plan of Reorganization”), the Target Fund will be reorganized into Catalyst Insider Buying Fund (the “Survivor Fund”), also a series of the Trust (the “Reorganization”). The Target Fund and the Survivor Fund are each referred to herein as a “Fund,” and together, the “Funds.” For purposes of this Combined Prospectus/Information Statement, the terms “shareholder,” “you,” and “your” may refer to the shareholders of the Target Fund.

The Board of Trustees of the Trust (the “Board”), on behalf of each Fund, has approved the Reorganization and has determined that the Reorganization is in the best interests of the Funds and their respective shareholders. The Survivor Fund pursues the same investment objective as the Target Fund and investment strategies that are substantially similar, although not identical, to those of the Target Fund. While the Funds use slightly different investment techniques and allocations at times, both Funds primarily invest in common stocks of domestic issuers that have exhibited recent insider buying. See “Summary—Investment Objectives and Principal Investment Strategies” below.

At the closing of the Reorganization, the Survivor Fund will acquire substantially all of the assets and the liabilities of the Target Fund in exchange for shares of the Survivor Fund. Immediately after receiving the Survivor Fund shares, the Target Fund will distribute these shares to its shareholders in the liquidation of the Target Fund. Target Fund shareholders will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares they held immediately prior to the Reorganization. After distributing these shares, the Target Fund will be terminated as a series of the Trust. As a result of the Reorganization a shareholder of the Target Fund will have a smaller percentage of ownership in the Survivor Fund than such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization. The Reorganization is not expected to require the sale of any portfolio positions (i.e., portfolio repositioning).

This Combined Prospectus/Information Statement sets forth concisely the information you should know about the Reorganization of the Target Fund and constitutes an offering of the shares of the Survivor Fund issued in the Reorganization. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated April 15, 2021 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”), and is also included hereto.

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In addition, the following documents each have been filed with the SEC and are incorporated herein by reference:

•	the Prospectus related to the Target Fund, dated November 1, 2020;
•	the Statement of Additional Information related to the Target Fund and Survivor Fund, dated November 1, 2020;
•	the Annual Report to shareholders of the Target Fund and Survivor Fund for the fiscal year ended June 30, 2020, which has previously been sent to shareholders of the Target Fund; and
•	the Semi-Annual Report to shareholders of the Target Fund and Survivor Fund for the semi-annual period ended December 31, 2020, which has been previously been sent to shareholder of the Target Fund.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The Reorganization SAI, as well as the Funds’ Prospectus, Statement of Additional Information and their annual and semi-annual reports, are available upon request and without charge by writing to the Funds at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, or by calling toll-free at 1-866-447-4228. They are also available, free of charge, at the Funds’ website at www.CatalystMF.com. Information about the Funds is accessible via the EDGAR database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS EXPECTED TO BE SENT TO SHAREHOLDERS ON OR ABOUT APRIL 16, 2021.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/INFORMATION STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED PROSPECTUS/INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

NEITHER THE SEC NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS

SUMMARY	4
The Reorganization	4
Investment Objectives and Principal Investment Strategies	5
Fees and Expenses	6
Portfolio Turnover	8
Federal Tax Consequences	8
Purchase, Exchange, Redemption, Transfer and Valuation of Shares	8
Principal Investment Risks	8
COMPARISON OF THE TARGET FUND AND SURVIVOR FUND	9
Investment Objectives and Principal Investment Strategies	9
Comparison of Investment Objectives and Principal Investment Strategies	10
Fundamental Investment Policies	11
Risks of the Funds	13
Performance History	14
Management of the Funds	17
Other Service Providers	18
Purchase, Redemption and Pricing Of Fund Shares	19
Frequent Purchases And Redemption Of Fund Shares	19
Dividends, Distributions And Taxes	19
Payments to Broker-Dealers and Other Financial Intermediaries.	20
FINANCIAL HIGHLIGHTS	20
INFORMATION RELATING TO THE REORGANIZATION	20
Description of the Reorganization	20
Terms of the Reorganization	21
Reasons for the Reorganization	21
Federal Income Taxes	22
Expenses of the Reorganization	22
Continuation of Shareholder Accounts and Plans; Share Certificates	22
OTHER INFORMATION	23
Capitalization	23
Shareholder Information	25
Shareholder Rights and Obligations	26
Shareholder Proposals	26
EXHIBIT A—AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION	A-1
EXHIBIT B—FINANCIAL HIGHLIGHTS	B-1

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SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by references to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

The Trust, organized under the laws of the state of Ohio, is an open-end management investment company registered with the SEC. The Target Fund and Survivor Fund are organized as separate series of the Trust. The investment objective of each of the Target Fund and the Survivor Fund is to seek long-term capital appreciation.

Catalyst Capital Advisors LLC (“Catalyst” or the “Advisor”) is the investment advisor for the Funds and will serve as the investment advisor for the Survivor Fund. David Miller, Senior Portfolio Manager of the Advisor, serves as each Fund’s Portfolio Manager. Mr. Miller is expected to continue the day-to-day management of the Survivor Fund following the Reorganization.

The Reorganization

The Proposed Reorganization. The Board, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of each of the Target Fund and the Survivor Fund, has approved the Agreement and Plan of Reorganization and Termination (the “Plan of Reorganization”). The Plan of Reorganization provides for:

•	the transfer of substantially all of the assets and the liabilities of the Target Fund to the Survivor Fund in exchange for shares of the Survivor Fund;
•	the distribution of such shares to the Target Fund’s shareholders; and
•	the termination of the Target Fund as a separate series of the Trust.

If the proposed Reorganization is completed, the Survivor Fund will acquire substantially all of the assets and the liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares that the shareholders own immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization. The Reorganization has been proposed because Catalyst believes that it is in the best interests of each Fund’s shareholders if the Target Fund is merged with the Survivor Fund. The Survivor Fund has the same investment objective and substantially similar, but not identical, principal investment strategies as the Target Fund. The Survivor Fund has a lower gross and net expense ratio than the Target Fund, and shareholders will benefit by maintaining investment in a substantially similar strategy on a tax-free basis in a fund with historically stronger performance. Additionally, following the Reorganization, the Survivor Fund shareholders are projected to realize certain economies because certain fixed costs, such as legal expenses, audit fees, compliance expenses, accounting fees and other expenses, will be spread across a larger asset base. Therefore, over time, if Survivor Fund assets do not significantly decrease, the Reorganization will lower the total operating expenses borne by the shareholders. As a result, Catalyst believes Target Fund shareholders would benefit from becoming shareholders of the Survivor Fund.

In approving the Plan of Reorganization, the Board, on behalf of the Target Fund, including the Independent Trustees, determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund shareholders will not be diluted as a result of the Reorganization. Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization. The Board approved the Reorganization at a meeting held on November 30, 2020.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	After the Reorganization, shareholders will be invested in the Survivor Fund with an identical investment objective and substantially similar, although not identical, principal investment strategies;
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•	After the Reorganization, shareholders will be invested in the Survivor Fund with a lower management fee and expense cap pursuant to an existing Expense Limitation Agreement which will be extended to a period of at least one year following the Reorganization;
•	The same portfolio manager that currently manages each Fund is expected to manage the Survivor Fund following the closing of the Reorganization;
•	The Target Fund has less assets than the Survivor Fund and the Target Fund’s assets have declined since its inception.
•	The Survivor Fund resulting from the completion of the Reorganization is expected to achieve certain operating efficiencies from its larger net asset size;
•	The total expenses of the Survivor Fund after the Reorganization are expected to be lower than the current expenses of the Target Fund. In addition, the larger net asset size of the Survivor Fund after the Reorganization is expected to result in operating efficiencies which, over time and if Survivor Fund assets increase, have the potential to lower the total expense ratio following the Reorganization;
•	The Reorganization is not expected to result in any tax consequence to shareholders;
•	The costs of the Reorganization will be borne by Catalyst; neither the Funds nor their shareholders will bear any of the costs of the Reorganization; and
•	The Target Fund shareholders will receive Survivor Fund shares with the same aggregate net asset value as their Target Fund shares.

The Board noted that the Survivor Fund has a lower gross and net expense ratio than the Target Fund, and shareholders will benefit by maintaining investment in a substantially similar strategy on a tax-free basis in a fund with historically stronger performance. The Board, including all of the Independent Trustees, concluded, based upon the factors and determinations summarized above, that completion of the Reorganization is advisable and in the best interests of the shareholders of each Fund, and that the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization. The determinations on behalf of each Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under the Ohio law or under the Trust’s declaration of trust.

In addition, pursuant to Rule 17a-8 under the 1940 Act, a vote of the shareholders of the Target Fund is not required if as a result of the Reorganization: (i) there is no policy of the Target Fund that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of the Survivor Fund; (ii) the Survivor Fund’s management agreement is not materially different from that of the Target Fund; (iii) the Independent Trustees of the Target Fund who were elected by its shareholders will comprise a majority of the Independent Trustees of the Board overseeing the Survivor Fund; and (iv) after the Reorganization, the Survivor Fund will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by the Target Fund under such a plan. The Reorganization meets all of these conditions, and, therefore, a vote of shareholders is not required under the 1940 Act.

Fees and Expenses

As an investor, shareholders pay fees and expenses to buy and hold shares of the Funds. Shareholders may pay shareholder fees directly when they buy or sell shares. Shareholders pay annual fund operating expenses indirectly because they are deducted from Fund assets.

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The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of the Fund. The pro forma columns show expenses of the Survivor Fund as if the Reorganization had occurred on July 1, 2019 and the Survivor Fund had operated for a year. The Annual Fund Operating Expenses table and Example tables shown below are based on actual expenses incurred during the fiscal year ended June 30, 2020. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Your total expenses of an investment in the Survivor Fund will be lower than the current expenses of the Target Fund. In addition, the larger net asset size of the Survivor Fund is expected to result in possible operating efficiencies (e.g., certain fixed costs, such as legal expenses, audit fees, compliance expenses, accounting fees and other expenses will be spread across a larger asset base). If Survivor Fund assets increase, this will potentially lower the total expense ratio born by shareholders of the Survivor Fund.

Shareholder Fees (fees paid directly from your investment):

	Target Fund Class A shares	Survivor Fund Class A shares	Pro Forma Survivor Fund Class A shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)[1]	1.00%	1.00%	1.00%

1In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% maximum deferred sales charge may be assessed on shares redeemed within two years of purchase.

Class C and Class I shares do not pay any sales charges.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Target Fund Class A shares	Survivor Fund Class A shares	Pro Forma Survivor Fund Class A shares
Management Fees	1.25%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other expenses	1.48%	0.44%	0.42%
Interest and Dividend Expense on Securities Sold Short Remaining Other Expenses	0.02% 1.46%	0.01% 0.43%	0.01% 0.41%
Total Annual Fund Operating Expenses	2.98%	1.69%	1.67%
Fee Waiver and/or Expense Reimbursement [1]	(1.18)%	(0.15)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.80%	1.54%	1.54%

	Target Fund Class C shares	Survivor Fund Class C shares	Pro Forma Survivor Fund Class C shares
Management Fees	1.25%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other expenses	1.48%	0.44%	0.42%
Interest and Dividend Expense on Securities Sold Short Remaining Other Expenses	0.02% 1.46%	0.01% 0.43%	0.01% 0.41%
Total Annual Fund Operating Expenses	3.73%	2.44%	2.42%
Fee Waiver and/or Expense Reimbursement[1]	(1.18)%	(0.15)%	(0.13)%
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Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.55%	2.29%	2.29%

	Target Fund Class I shares	Survivor Fund Class I shares	Pro Forma Survivor Fund Class I shares
Management Fees	1.25%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other expenses	1.48%	0.44%	0.42%
Interest and Dividend Expense on Securities Sold Short Remaining Other Expenses	0.02% 1.46%	0.01% 0.43%	0.01% 0.41%
Total Annual Fund Operating Expenses	2.73%	1.44%	1.42%
Fee Waiver and/or Expense Reimbursement[1]	(1.18)%	(0.15)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.55%	1.29%	1.29%

1 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Funds to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes and extraordinary expenses) at 1.78%, 2.53%, and 1.53% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2021 for the Target Fund, and 1.53%, 2.28%, and 1.28% for Class A shares, Class C shares, and Class I shares, respectively, through October 31, 2021 for the Survivor Fund. The Advisor will extend this expense limitation to a period not less than one year from the closing date of the Reorganization. This agreement may only be terminated by the Board on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from each Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

EXAMPLES

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A	1 year	3 years	5 years	10 years
Target Fund	$747	$1,339	$1,954	$3,606
Survivor Fund	$723	$1,063	$1,427	$2,446
Pro Forma — Survivor Fund	$723	$1,059	$1,419	$2,427

Class C	1 year	3 years	5 years	10 years
Target Fund	$258	$1,032	$1,826	$3,900
Survivor Fund	$232	$746	$1,282	$2,765
Pro Forma — Survivor Fund	$232	$742	$1,279	$2,746

Class I	1 year	3 years	5 years	10 years
Target Fund	$158	$735	$1,340	$2,974
Survivor Fund	$131	$441	$773	$1,711
Pro Forma — Survivor Fund	$131	$437	$764	$1,691
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Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 225% of the average value of its portfolio, and the Survivor Fund’s portfolio turnover rate was 249% of the average value of its portfolio.

Investment Objectives and Principal Investment Strategies

The Funds have identical investment objectives and substantially similar, but not identical, investment strategies. The investment objective and principal investment strategies of the Survivor Fund will continue after the Reorganization. See “Comparison of the Target Fund and the Survivor Fund — Comparison of Investment Objectives and Principal Investment Strategies,” below.

Each Fund’s investment objective is long term capital appreciation. Both Funds primarily invest in common stocks of domestic issuers, including REITs, that have exhibited recent insider buying. However, unlike the Survivor Fund, the Target Fund invests at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, in small-cap stocks which are defined as stocks of companies with market capitalizations within the range of the Russell 2000 Index at the time of purchase. The Survivor Fund, on the other hand, may invest in companies of any market capitalization but intends to emphasize larger capitalization stocks.

For information on risks, see “Comparison of the Target Fund and Survivor Fund — Risks of the Funds,” below. The fundamental investment policies applicable to the Target Fund are also applicable to the Survivor Fund. The Survivor Fund is also subject to a fundamental investment policy to operate as a diversified fund under the 1940 Act; as a non-diversified fund, the Target Fund is not subject to this policy.

Federal Tax Consequences

It is expected that the Reorganization itself will be a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Accordingly, no gain or loss is expected to be recognized by the Funds as a direct result of the Reorganization. As a non-waivable condition to the Reorganization, the Trust will have received an opinion of counsel to the effect that the Reorganization should qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a) of the Code.

The opinion of counsel will address that the Survivor Fund’s acquisition of the assets of the Target Fund in exchange solely for shares of the Survivor Fund, and the Survivor Fund’s assumption of the Target Fund’s liabilities, followed by the Target Fund’s distribution of Survivor Fund shares pro rata to Target Fund shareholders in exchange for their Target Fund shares should qualify as a “reorganization” under Section 368(a)(1) of the Code. It will address that under Section 1032(a) of the Code, no gain or loss should be recognized by the Survivor Fund upon the receipt of assets of the Target Fund and the assumption of the Target Fund’s liabilities. The opinion of counsel will further address that under the relevant sections of the Code, no gain or loss should be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Survivor Fund or the Survivor Fund’s assumption of the Target Fund’s liabilities, and no gain or loss should be recognized by the Target Fund’s shareholders upon their exchange of the Target Fund’s shares for the Survivor Fund’s shares.

The opinion of counsel is expected to conclude that the aggregate adjusted tax basis for the Survivor Fund shares received by each Target Fund shareholder should be the same as the aggregate adjusted tax basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization, and that the holding period of the Survivor Fund shares received by each Target Fund shareholder should include the period during which the Target Fund shares exchanged were held by such shareholder. The opinion is likewise expected to conclude that the aggregate adjusted tax basis of the Target Fund’s assets acquired by the Survivor Fund should be the same as the aggregate adjusted tax basis of the Target Fund’s assets immediately prior to the Reorganization, and that the holding period of

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the Target Fund’s assets in the hands of the Survivor Fund should include the period during which those assets were held by the Target Fund.

The opinion of counsel is anticipated to state that the Survivor Fund should succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

The policies of the Target Fund and the Survivor Fund regarding the purchase, redemption, exchange, transfer and valuation of shares are identical. Please see “Comparison of the Target Fund and Survivor Fund” below for information regarding the purchase, exchange, redemption, transfer and valuation of shares.

Principal Investment Risks

Because of their substantially similar, but not identical, principal investment strategies, the principal risks associated with an investment in the Survivor Fund are similar to those associated with an investment in the Target Fund. Principal investment risks for both Funds include equity security risk, management risk, market risk, sector concentration risk, small capitalization risk, technology sector risk, real estate and REIT risk, security risk, and turnover risk. The Target Fund is also subject to LIBOR risk and non-diversification risk. The Survivor Fund is also subject to large capitalization company risk and mid capitalization company risk. The Target Fund emphasizes smaller-cap companies which are generally higher risk. The Survivor Fund has the potential for smaller-cap exposure but will general be in lower risk, larger-cap companies. More information on each of these types of investment risks can be found under “Comparison of the Target Fund and Survivor Fund — Risks of the Funds” below.

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND

The Survivor Fund will maintain its investment objective and principal investment strategies after the Reorganization. Each Fund’s investment objective is long-term capital appreciation. Both the Target Fund and the Survivor Fund invest primarily in common stocks of domestic issuers, including REITs, that have exhibited recent corporate insider buying. The Funds’ investment adviser uses the same investment methodology to select stocks for both the Target Fund and the Survivor Fund.

The Funds differ in that the Target Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in small-cap stocks, whereas the Survivor Fund may invest in companies of any market capitalization but intends to emphasize larger capitalization stocks. In addition, the Target Fund is classified as a “non-diversified” fund for purposes of the 1940 Act, whereas the Survivor Fund is classified as a “diversified” fund.

Investment Objectives and Principal Investment Strategies

Target Fund. The investment objective of the Target Fund is long-term capital appreciation. The Target Fund’s investment objective may be changed by the Board upon 60 days’ written notice to shareholders.

The Fund seeks to achieve its investment objective by investing primarily in common stocks of small capitalization U.S. companies, including REITs. The Fund will purchase positions in stocks that are experiencing insider buying by corporate executives, directors or large activist shareholders. Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, in small-cap stocks which are defined as stocks of companies with market capitalizations within the range of the Russell 2000 Index at the time of purchase.

Catalyst uses public information that is filed with the SEC on corporate insider and large shareholder buying and selling activity for its investment decisions. The Advisor’s research and quantitative back-testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can provide long-term capital appreciation. The underlying thesis is that corporate insiders or large activist shareholders know more about the prospects of the company than anybody else.

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The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. Stocks are sold when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk adjusted return. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Survivor Fund. The investment objective of the Survivor Fund is long-term capital appreciation. The Survivor Fund’s investment objective may be changed by the Board upon 60 days’ written notice to shareholders.

The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies, including REITs. The Fund will purchase positions in stocks that are experiencing insider buying by corporate executives, directors, large shareholders or activist shareholders. The Fund may invest in companies of any market capitalization, including smaller-sized companies, but intends to emphasize larger capitalization stocks.

Catalyst uses public information that is filed with the SEC on corporate insider and large shareholder buying and selling activity for its investment decisions. The Advisor’s research and quantitative back-testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can provide long-term capital appreciation. The underlying thesis is that corporate insiders and large or activist shareholders know more about the prospects of the company than anybody else.

The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. Stocks are sold when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk adjusted return. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Survivor Fund. The Survivor Fund’s investment objective and principal investment strategies will be those of the Survivor Fund.

Comparison of Investment Objectives and Principal Investment Strategies

The Funds’ investment objectives are identical and their principal investment strategies are substantially similar, but not identical. While the Funds use slightly different investment techniques and allocations at times, both Funds primarily invest in common stocks of domestic issuers, including REITs, that have exhibited recent insider buying.

The Funds differ in that the Target Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in small-cap stocks, whereas the Survivor Fund may invest in companies of any market capitalization. In addition, the Target Fund is classified as a “non-diversified” fund for purposes of the 1940 Act, whereas the Survivor Fund is classified as a “diversified” fund.

The table below compares the investment objectives and principal investment strategies of the two Funds:

Target Fund	Survivor Fund

Investment Objective	Investment Objective

The Fund’s investment objective is long-term capital appreciation.	The Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies	Principal Investment Strategies

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The Fund seeks to achieve its investment objective by investing primarily in common stocks of small capitalization U.S. companies, including real estate investment trusts (“REITs”). The Fund will purchase positions in stocks that are experiencing insider buying by corporate executives, directors or large activist shareholders.	The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies, including real estate investment trusts (“REITs”). The Fund will purchase positions in stocks that are experiencing insider buying by corporate executives, directors, large shareholders or activist shareholders.

Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, in small-cap stocks which are defined as stocks of companies with market capitalizations within the range of the Russell 2000 Index at the time of purchase.	The Fund may invest in companies of any market capitalization, including smaller-sized companies, but intends to emphasize larger capitalization stocks.

Catalyst Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. The Advisor’s research and quantitative back-testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can provide long-term capital appreciation. The underlying thesis is that corporate insiders or large activist shareholders know more about the prospects of the company than anybody else.	Catalyst Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. The Advisor’s research and quantitative back-testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can provide long-term capital appreciation. The underlying thesis is that corporate insiders and large or activist shareholders know more about the prospects of the company than anybody else.

The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. Stocks are sold when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk adjusted return. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.	The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. Stocks are sold when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk adjusted return. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.	Not applicable.

Fundamental Investment Policies

Each Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

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As a matter of fundamental policy, each Fund, except as otherwise noted, may not:

(a)	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
(b)	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
(c)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;
(d)	purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;
(e)	purchase or sell physical commodities or forward contracts relating to physical commodities;
(f)	make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans; and
(g)	invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

The Survivor Fund is subject to the following additional fundamental investment restriction. The Fund may not:

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Each Fund has adopted the following investment policies, which are not fundamental and may be changed by the Board without the approval of the shareholders of the Funds:

(a)	No Fund will purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques;
(b)	No Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. No Fund will mortgage, pledge or hypothecate more than 1/3 of its assets as collateral for such borrowing, and immediately after such borrowing the Fund shall maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;
(c)	No Fund will purchase any security while borrowings (including reverse repurchase transactions) representing more than one third of its total assets are outstanding.
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The Target Fund has adopted the following additional investment policy, which is not fundamental and may be changed by the Board without the approval of the shareholders of the Fund:

Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, in small-cap stocks which are defined as stocks of companies with market capitalizations within the range of the Russell 2000 Index at the time of purchase.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

The fundamental investment policies of the Survivor Fund will continue after the Reorganization.

Risks of the Funds

The following are the principal investment risks involved in an investment in both Funds:

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Sector Concentration Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel.

Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Subprime mortgages are riskier and potentially less liquid than other mortgage-backed securities.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

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Small Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

The following are additional principal investment risks involved in an investment in the Target Fund:

LIBOR Risk. The Fund has exposure to LIBOR-linked investments and anticipates that LIBOR will be phased out by the end of 2021, although the phase out of US dollar LIBOR has been delayed until mid-2023. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies and potential for short-term and long-term market instability. Because of the uncertainty regarding the nature of any replacement rate, the Funds cannot reasonably estimate the impact of the anticipated transition away from LIBOR at this time. If the LIBOR replacement rate is lower than market expectations, there could be an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

The following are additional principal investment risks involved in an investment in the Survivor Fund:

Large Capitalization Company Risk. The Fund may invest in large capitalization companies. The securities of such companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Mid Capitalization Company Risk. To the extent the Fund invests in the stocks of small and mid sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Performance History

The bar charts and accompanying tables shown below provide an indication of the risks of investing in the Funds. The bar chart for the Target Fund shows the performance of the Fund’s Class A shares for each of the last 10 calendar years. The bar chart for the Survivor Fund shows the performance of the Fund’s Class A shares for each full calendar year since inception. Although for each Fund, Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares.

Each Fund’s performance table shows how the average returns of the Fund’s Class A, Class C, and Class I shares compare over time with those of a broad-based market index. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How a Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228 and on the Funds’ website at www. CatalystMF.com.

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Target Fund

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 29.58% (quarter ended December 31, 2020), and the lowest return for a quarter was (26.40)% (quarter ended September 30, 2011).

Average Annual Total Returns

(for the periods ended December 31, 2020)

Class A	1 Year	5 Year	10 Year
Return Before Taxes	(4.54)%	(1.94)%	(0.39)%
Return After Taxes on Distributions	(4.54)%	1.91%	(0.59)%
Return After Taxes on Distributions and Sale of Fund Shares	(2.69)%	(1.49)%	(0.31)%
Class C
Return Before Taxes	0.53%	2.39%	(0.55)%
Class I
Return Before Taxes	1.56%	3.42%	0.46%
S&P SmallCap 600 Index (reflects no deduction for fees, expenses or taxes)	11.24%	12.30%	11.88%

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Survivor Fund

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 18.04% (quarter ended March 31, 2019), and the lowest return for a quarter was (21.87)% (quarter ended March 31, 2020).

Average Annual Total Returns

(for the periods ended December 31, 2020)

Class A	1 Year	5 Year	Since inception*
Return Before Taxes	7.79%	9.53%	10.37%
Return After Taxes on Distributions	7.79%	9.53%	9.75%
Return After Taxes on Distributions and Sale of Fund Shares	4.61%	7.56%	8.17%
Class C
Return Before Taxes	13.51%	10.01%	10.52%
Class I
Return Before Taxes	14.71%	11.14%	6.95%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	14.33% (Class A and C shares) 12.74% (Class I shares)
*	Class A and C shares commenced operations on July 29, 2011. Class I shares commenced operations on June 6, 2014.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

The accounting survivor of the Reorganization will be the Survivor Fund. As such, the performance history of the Survivor Fund will continue after the closing of the Reorganization.

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Description of Benchmark Indexes Used by the Funds

The S&P SmallCap 600 Index is the Target Fund’s primary benchmark index. S&P SmallCap 600 Index, established by Standard & Poor's, is a capitalization-weighted index comprised of 600 companies that seeks to measure the small-cap segment of the U.S. equity market that meet specific liquidity and stability requirements.

The S&P 500 Total Return Index is the Survivor Fund’s primary benchmark index. The S&P 500 Total Return Index, established by Standard & Poor’s, is a capitalization-weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Survivor Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

Management of the Funds

Advisor

Catalyst Capital Advisors LLC, a New York limited liability company located at 53 Palmeras St., Suite 601, San Juan, PR 00901, serves as Advisor to the Funds. The Advisor was formed on January 24, 2006. Management of the Funds is currently its primary business. The Advisor is under common control with AlphaCentric Advisors LLC and Rational Advisors, Inc., the investment advisors of other funds in the same group of investment companies also known as a “fund complex.” Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com. Under the terms of the management agreement, Catalyst Capital Advisors LLC is responsible for formulating the Funds’ investment policies, making ongoing investment decisions and engaging in portfolio transactions.

Subject to the authority of the Board, the Advisor is responsible for management of each Fund’s investment portfolio. The Advisor is responsible for selecting each Fund's investments according to the Fund's investment objective, policies and restrictions. As of January 31, 2021, the Advisor had approximately $3.7 billion in assets under management. Pursuant to a management agreement between the Trust and the Advisor, the Advisor is entitled to receive, on a monthly basis, an annual advisory fee equal to the following percentage of the respective Fund’s average daily net assets.

Fund	Management Fee
Catalyst Small-Cap Insider Buying Fund (Target Fund)	1.25%
Catalyst Insider Buying Fund (Survivor Fund)	1.00%

The Survivor Fund will have an annual advisory fee equal to 1.00% of its average daily net assets.

For the fiscal year ended June 30, 2020, the Advisor received 0.07% and 0.85% of the Target Fund’s and Survivor Fund’s average daily net assets, respectively. A discussion regarding the basis for the Board’s renewal of the management agreement is available in each Fund’s Annual Report for the fiscal year ended June 30, 2020.

The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at a certain level through October 31, 2021. The Advisor will extend the expense limitation for the Survivor Fund for a period of at least one year following the Reorganization Fee waivers and expense reimbursements are subject to possible recoupment from each Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) so long as such

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recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived; and (ii) the Fund’s current expense limitation at the time of recoupment, and the repayment is approved by the Board.

The following table describes the expense limitation for each Fund.

Fund	Expense Limitation*
Catalyst Small-Cap Insider Buying Fund (Target Fund)	Class A – 1.78% Class C – 2.53% Class I – 1.53%
Catalyst Insider Buying Fund (Survivor Fund)	Class A – 1.53% Class C – 2.28% Class I – 1.28%
*	Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived; and (ii) the Fund’s current expense limitation at the time of recoupment.

Portfolio Manager

David Miller is a Senior Portfolio Manager, Chief Investment Officer, and co-founder of Catalyst Capital Advisors LLC and has been responsible for the day-to-day management of the Target Fund and Survivor Fund since their inceptions. He is also Senior Portfolio Manager and Chief Investment Officer of Rational Advisors, Inc., an affiliate of the Advisor, since 2016. Mr. Miller is a member of Catalyst International Advisors LLC since 2019, Insights Media LLC since 2019, and Catalyst Insurance Corporation II since 2018. Prior to founding Catalyst, Mr. Miller was the Chief Executive Officer of Investment Catalyst, an investment newsletter he founded in 2005, which worked to identify undervalued stocks with a near term catalyst for appreciation. He received a BS in Economics from the University of Pennsylvania, Wharton School and a MBA in Finance from the University of Michigan, Ross School of Business.

Other Service Providers

The Funds use the same service providers.

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as the principal underwriter and national distributor for the shares of each Fund.

Gemini Fund Services, LLC, which has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as administrator, fund accountant and transfer agent for each Fund.

MFund Services LLC, which has its principal office at 36 North New York Avenue, Huntington, NY 11743, provides the Funds with various management, legal, and compliance services.

U.S. Bank National Association, located at 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as each Fund’s custodian.

Information about the Funds’ distributor, administrator and accounting agent, and custodian can be found in the Funds’ Statement of Additional Information under “Distributor,” “Transfer Agent, Fund Accounting Agent and Administrator,” “Compliance Services,” and “Custodian,” as applicable. The Funds pay fees to the accounting agent

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and also reimburse the accounting agent for out-of-pocket expenses, subject to certain limitations, that are incurred by the accounting agent in performing its accounting agent duties under its agreement with the Funds.

Following the Reorganization, the Funds’ current service providers will continue serving the Survivor Fund.

Purchase, Redemption and Pricing Of Fund Shares

The procedures for the purchase, redemption and pricing of Class A, Class C and Class I shares of the Target Fund and the Survivor Fund are identical. Additional information about the purchase, redemption and pricing of a Fund’s shares can be found in the Fund’s prospectus.

Each Fund offers Class A, Class C and Class I shares. The main difference between each class are the sales charges and ongoing fees and minimum investment amounts. The Class A shares pay a sales charge of up to 5.75%; Class A and Class C shares pay an annual fee of up to 0.25% and 1.00% respectively, for distribution expenses pursuant to a Plan under Rule 12b-1. Class I shares to not have a Rule 12b-1 Plan. Each class of shares of a Fund represents interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

Each Fund prices purchases based upon the next determined offering price (net asset value plus applicable sales load) or net asset value after your order is received. The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of each Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of each Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by each Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Frequent Purchases And Redemption Of Fund Shares

Each Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide each Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so.

Dividends, Distributions And Taxes

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the applicable Fund unless

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you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains and dividend income. The Funds intend to make annual dividend distributions. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Taxes

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase either Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FINANCIAL HIGHLIGHTS

The fiscal year end of each Fund is June 30. The financial highlights of the Target Fund and the Survivor Fund are included with this Combined Prospectus/Information Statement as Exhibit B.

The financial highlights of the Target Fund and the Survivor Fund are also contained in the Annual Report to shareholders of the Target Fund and Survivor Fund for the fiscal year ended June 30, 2020, which have been audited by BBD, LLP, the Funds’ registered independent public accounting firm. Unaudited financial highlights of the Target Fund and the Survivor Fund are contained in the Semi-Annual Report to shareholders of the Target Fund and Survivor Fund for the six-months ended December 31, 2020. The Annual Report and Semi-Annual Report, which have previously been sent to shareholders, are available on request and without charge by writing to the Funds at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474, and, with respect to the Target Fund and Survivor Fund, are incorporated by reference into this Combined Prospectus/Information Statement.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Exhibit A.

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The Plan of Reorganization provides that substantially all of the assets and liabilities of the Target Fund will be transferred to the Survivor Fund in exchange for shares of the Survivor Fund. The shares of the Survivor Fund issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares outstanding as of the close of trading on the New York Stock Exchange (“NYSE”) on the Closing Date (as defined in Exhibit A) of the Reorganization (the “Valuation Time”). Upon receipt by the Target Fund of the shares of the Survivor Fund, the Target Fund will distribute Survivor Fund shares to its shareholders and will be terminated as a series of the Trust.

The distribution of the Survivor Fund shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Survivor Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Survivor Fund. Such newly opened accounts on the books of the Survivor Fund will represent the respective pro rata number of shares of the Survivor Fund that the Target Fund is to receive under the terms of the Plan of Reorganization. See “Terms of the Reorganization” below.

Accordingly, as a result of the Reorganization, each Target Fund shareholder will own shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Survivor Fund in the Reorganization.

Terms of the Reorganization

Pursuant to the Plan of Reorganization, on the Closing Date, the Target Fund will transfer to the Survivor Fund all of its assets in exchange solely for shares of the Survivor Fund. The aggregate net asset value of the shares issued by the Survivor Fund will be equal to the value of the assets of the Target Fund transferred to the Survivor Fund as of the Closing Date, as determined in accordance with the Survivor Fund’s valuation procedures, net of the liabilities of the Target Fund assumed by the Survivor Fund. The Target Fund expects to distribute the shares of the Survivor Fund to its shareholders promptly after the Closing Date. Thereafter, the Target Fund will be terminated as a series of the Trust.

The Plan of Reorganization contains customary representations, warranties, and conditions. The Plan of Reorganization may be terminated with respect to the Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board or an authorized officer of the Trust determines the Reorganization is inadvisable. The Plan of Reorganization may be terminated or amended by the mutual consent of the parties.

Reasons for the Reorganization

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	After the Reorganization, shareholders will be invested in a Survivor Fund with an identical investment objective and substantially similar, but not identical, principal investment strategies;
•	After the Reorganization, shareholders will be invested in a Survivor Fund with a lower management fee and expense cap pursuant to an existing Expense Limitation Agreement which will be extended to a period of at least one year following the Reorganization;
•	The same portfolio management team that currently manages each Fund is expected to manage the Survivor Fund following the closing of the Reorganization;
•	The Survivor Fund resulting from the completion of the Reorganization is expected to achieve certain operating efficiencies from its larger net asset size;
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•	The total expenses of the Survivor Fund after the Reorganization are expected to be lower than the current expenses of the Target Fund. In addition, the larger net asset size of the Survivor Fund after the Reorganization is expected to result in operating efficiencies which, over time and if Survivor Fund assets increase, have the potential to lower the total expense ratio following the Reorganization;
•	The Reorganization is not expected to result in any tax consequence to the shareholders of the Target Fund;
•	The costs of the Reorganization will be borne by Catalyst; neither the Funds nor their shareholders will bear any of the costs of the Reorganization; and
•	The Target Fund shareholders will receive Survivor Fund shares with the same aggregate net asset value as their Target Fund shares.

The Board noted that the Survivor Fund has a lower gross and net expense ratio than the Target Fund, and shareholders will benefit by maintaining investment in a substantially similar strategy on a tax-free basis in a fund with historically stronger performance. For these and other reasons, the Board concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Target Fund and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Taxes

The combination of the Target Fund and the Survivor Fund in the Reorganization is intended to qualify for federal income tax purposes as a separate tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a non-waivable condition of the closing of the Reorganization, the Trust will receive a legal opinion from Thompson Hine LLP to the effect that the Reorganization should be a tax-free reorganization.

The opinion of counsel will address that the Survivor Fund’s acquisition of the assets of the Target Fund in exchange solely for shares of the Survivor Fund, and the Survivor Fund’s assumption of the Target Fund’s liabilities, followed by the Target Fund’s distribution of Survivor Fund shares pro rata to Target Fund shareholders in exchange for their Target Fund shares should qualify as a “reorganization” under Section 368(a)(1) of the Code. It will address that under Section 1032(a) of the Code, no gain or loss should be recognized by the Survivor Fund upon the receipt of assets of the Target Fund and the assumption of the Target Fund’s liabilities. The opinion of counsel will further address that under the relevant sections of the Code, no gain or loss should be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Survivor Fund or the Survivor Fund’s assumption of the Target Fund’s liabilities, and no gain or loss should be recognized by the Target Fund’s shareholders upon their exchange of the Target Fund’s shares for the Survivor Fund’s shares.

The opinion of counsel is expected to conclude that the aggregate adjusted tax basis for the Survivor Fund shares received by each Target Fund shareholder should be the same as the aggregate adjusted tax basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization, and that the holding period of the Survivor Fund shares received by each Target Fund shareholder should include the period during which the Target Fund shares exchanged were held by such shareholder. The opinion is likewise expected to conclude that the aggregate adjusted tax basis of the Target Fund’s assets acquired by the Survivor Fund should be the same as the aggregate adjusted tax basis of the Target Fund’s assets immediately prior to the Reorganization, and that the holding period of the Target Fund’s assets in the hands of the Survivor Fund should include the period during which those assets were held by the Target Fund.

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The opinion of counsel is anticipated to state that the Survivor Fund should succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Accordingly, neither the Target Fund nor its shareholders will recognize gain or loss as a result of the Reorganization. The tax basis of the Survivor Fund shares received will be the same as the basis of the Target Fund shares exchanged and the holding period of the Survivor Fund shares received will include the holding period of the Target Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. Nevertheless, the sale of securities by the Target Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable capital gains distribution prior to the Reorganization. Prior to the closing of the Reorganization, the Target Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the closings. This distribution would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisors concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

As of June 30, 2020, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, which may be carried forward indefinitely, as shown in the following table.

	Short-Term	Long-Term	Total
Target Fund	$26,798,922	$4,588,853	$31,387,775
Survivor Fund	$10,094,392	—	$10,094,392

The final amount of unutilized capital loss carryover for the Target Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, these capital loss carryforwards and the utilization of certain unrealized capital losses may be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of the Survivor Fund. The Trustees took this factor into account in concluding that the proposed Reorganization would be in the best interests of shareholders.

Expenses of the Reorganization

The costs of the Reorganization will be borne by Catalyst Capital Advisors LLC. The total cost of the Reorganization is expected to be approximately $29,000.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Survivor Fund will establish a position for each Target Fund shareholder on the books of the Survivor Fund containing the appropriate number of shares of the Survivor Fund to be received in the Reorganization. No certificates for shares of the Survivor Fund will be issued in connection with the Reorganization.

OTHER INFORMATION

Capitalization

The following table sets forth, as of June 30, 2020: (a) the unaudited capitalization of each Fund; and (b) the unaudited pro forma combined capitalization of the Survivor Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity. No assurance can be given as to how many shares of the Survivor Fund will be received by Target Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Survivor Fund that actually will be received by Target Fund shareholders.

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Because the NAV of the Survivor Fund is higher than that of the Target Fund, the Shares Outstanding have been adjusted to provide a comparable net asset figure. The “Share Adjustment” shown below reflects the change in shares and “Adjusted Shares Outstanding” reflects the net result of the adjustment.

Class A	Total Net Assets	Shares Outstanding (06/30/2020)	Share Adjustment	Adjusted Shares Outstanding (07/01/2020)	Net Asset Value Per Share
Target Fund	$4,445,932.07	365,550.931	-	240,450.626	$18.49
Survivor Fund	$14,715,610.87	795,694.576	-	795,694.576	$18.49
Pro Forma - Survivor Fund	$19,161,542.94	-	(125,100.305)	1,036,145.202	$18.49

Class C	Total Net Assets	Shares Outstanding (06/30/2020)	Share Adjustment	Adjusted Shares Outstanding (07/01/2020)	Net Asset Value Per Share
Target Fund	$1,208,696.08	106,070.287	-	67,261.885	$17.97
Survivor Fund	$7,940,813.85	441,865.817	-	441,865.817	$17.97
Pro Forma - Survivor Fund	$9,149,509.93	-	(38,808.402)	509,127.702	$17.97

Class I	Total Net Assets	Shares Outstanding (06/30/2020)	Share Adjustment	Adjusted Shares Outstanding (07/01/2020)	Net Asset Value Per Share
Target Fund	$2,044,868.97	166,455.014	-	108,943.472	$18.77
Survivor Fund	$17,478,026.64	931,083.322	-	931,083.322	$18.77
Pro Forma - Survivor Fund	$19,522,895.61	-	(57,511.542)	1,040,026.794	$18.77

Shareholder Information

As of the Record Date, there were 549,826.7340 shares of the Target Fund outstanding. None of the Trustees or officers of the Trust directly owned shares of the Target Fund. As of the Record Date, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

Owner of Record	Number of Shares	Percent of Outstanding Shares Owned
Class A

UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	19,726.0670	6.27%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	32,643.3250	10.37%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	18,980.2800	6.03%

Class C

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UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	10,128.2870	12.87%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	4,324.3780	5.49%

Class I

UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	14,738.5210	9.43%
LPL Financial 4707 Executive Drive San Diego, CA 92121	9,401.8530	6.01%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16,241.3740	10.39%
Oppenheimer & Co. Inc. FBO/ Quinton Family Holdings LLC 1003 221st Avenue SE Sammamish, WA 98075	39,442.4790	25.23%
Oppenheimer & Co. Inc. FBO/ Mokus Trust 1003 221st Avenue SE Sammamish, WA 98075	8,603.2320	5.50%
Steven Miller IRA 5058 Champlain Circle West Bloomfield, MI 48323	9,529.6110	6.09%
Jerry & Isobel Szilagyi JTWROS 200 Dorado Beach Drive, APT 3642 Dorado, PR 00646	11,151.8130	7.13%

As of the Record Date, there were 1,993,785.1020 shares of the Survivor Fund outstanding. None of the Trustees or officers of the Fund directly owned shares of the Survivor Fund. As of the Record Date, no person was known by the Survivor Fund to own beneficially or of record 5% or more of any class of shares of the Survivor Fund except as follows:

Owner of Record	Number of Shares	Percent of Outstanding Shares Owned
Class A

LPL Financial 4707 Executive Drive San Diego, CA 92121	113,349.5550	15.47%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	48,557.1810	6.63%
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Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	92,806.4580	12.67%

Class C

UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	45,564.9200	12.16%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	71,541.7360	19.09%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	35,567.7480	9.49%

Class I

LPL Financial 4707 Executive Drive San Diego, CA 92121	49,161.5880	5.55%

Shareholder Rights and Obligations

Both the Target Fund and Survivor Fund are series of the Trust, a business trust organized under the laws of the state of Ohio. Under the Trust’s declaration of trust, the Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each series of the Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

With respect to each Fund, shares have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately.

When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of Survivor Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Survivor Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of Trustees is required by the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of either Fund should send such proposal to 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

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EXHIBIT A—AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of April [___], 2021, among MUTUAL FUND SERIES TRUST, a Ohio trust, with its principal place of business at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 (the “Trust”), on behalf of Catalyst Small-Cap Insider Buying Fund, a series of the Trust (the “Target Fund”); on behalf of Catalyst Insider Buying Fund, a series of the Trust (the “Survivor Fund”); and, solely for purposes of paragraph 6, CATALYST CAPITAL ADVISORS LLC, advisor to the Target Fund and Survivor Fund (“Advisor”). (Each of the Target Fund and Survivor Fund is sometimes referred to herein as a “Fund.”) Notwithstanding anything to the contrary contained herein: (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund—and of and by the Trust of which that Fund is a series, on that Fund’s behalf—shall be the Obligations of that Fund only; (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Trust of which that Fund is a series, on that Fund’s behalf; and (3) in no event shall any other series of the Trust (including another series thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.

The Trust wishes to effect a reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will consist of: (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Survivor Fund in exchange solely for: (a) shares of beneficial interest of the Survivor Fund (“Survivor Fund Shares”), as described herein, and (b) the assumption by the Survivor Fund of all liabilities of the Target Fund; (2) the subsequent distribution of the corresponding Survivor Fund Shares (which shall then constitute all of the assets of the Target Fund) pro rata to the shareholders in exchange for their shares of beneficial interest of the Target Fund (the “Target Fund Shares”) in complete liquidation thereof; and (3) terminating the Target Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving each Target Fund and its corresponding Survivor Fund being referred to herein collectively as a “Reorganization”).

The Trust’s board of trustees (the “Board”), in each case including a majority of the trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the Trust: (1) has duly adopted and approved this Agreement and the transactions contemplated hereby; (2) has duly authorized performance thereof on the Funds’ behalf by all necessary Board action; and (3) has determined that participation in the Reorganization is in the best interests of each Fund that is a series thereof and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target Fund’s issued and outstanding shares are divided into three classes: Class A shares, Class C shares, and Class I shares (“Target Fund Class A Shares,” “Target Fund Class C Shares,” and “Target Fund Class I Shares,” respectively, and together, “Target Fund Shares”). Survivor Fund’s issued and outstanding shares are also divided into three classes of shares: Class A shares, Class C shares, and Class I shares (“Survivor Fund Class A Shares,” “Survivor Fund Class C Shares,” and “Survivor Fund Class I Shares,” respectively, and together, “Survivor Fund Shares”).

In consideration of the mutual promises contained herein, the parties agree as follows:

A-1

1. PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the requisite approvals and the terms and conditions set forth herein, Target Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Survivor Fund. In exchange therefor, Survivor Fund shall:

(a) issue and deliver to Target Fund, as applicable, the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place): (1) Survivor Fund Class A Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of all full and fractional Target Fund Class A Shares then outstanding; (2) Survivor Fund Class C Shares having an aggregate NAV equal to the aggregate NAV of all full and fractional Target Fund Class C shares then outstanding; and (3) Survivor Fund Class I Shares having an NAV equal to the aggregate NAV of all full and fractional Target Fund Class I Shares then outstanding.

(b) assume all of Target Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature—including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records—Target Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Target Fund’s books at that time.

1.3 The Liabilities shall consist of all of Target Fund’s liabilities, whether known or unknown, accrued or contingent, debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Advisor pursuant to paragraph 6).

1.4 At the Effective Time (or as soon thereafter as is reasonably practicable), the Target Fund shall distribute the Survivor Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Target Fund Shares then held of record and in constructive exchange therefor, and will completely liquidate. That distribution shall be accomplished by the Trust’s transfer agent opening accounts on Survivor Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Survivor Fund Shares to those newly opened and existing accounts. Each Shareholder’s newly opened or existing account shall be credited with the respective pro rata number of full and fractional Survivor Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Target Fund Class A Shares shall be credited with the respective pro rata number of Survivor Fund Class A Shares due that Shareholder, the account for each Shareholder that holds Target Fund Class C Shares shall be credited with the respective pro rata number of Survivor Fund Class C Fund Shares due that Shareholder, and the account for each Shareholder that holds Target Fund Class I Shares shall be credited with the respective pro rata number of Survivor Fund Class I Fund Shares due that Shareholder). The aggregate NAV of Survivor Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Fund Shares that Shareholder owned at the Effective Time.

1.5       (a) The value of the Target Fund's net assets (the assets to be acquired by the Survivor Fund hereunder, net of liabilities assumed by the Survivor Fund) shall be the value of such net assets computed as of the close of business on the Closing Date, using the valuation procedures set forth in the Target Fund's then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

A-2

(b) For purposes of the Reorganization, the net asset value per share of the Survivor Fund Shares shall be equal to the Survivor Fund's net asset value per share computed as of the close of business on the Closing Date, using the valuation procedures set forth in the Survivor Fund’s prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

(c) All computations of value and NAV shall be made by Gemini Fund Services, LLC, accounting agent for the Funds, in accordance with its regular practice in pricing the shares and assets of each Fund.

1.6 Any transfer taxes payable on the issuance and transfer of Survivor Fund Shares in a name other than that of the registered holder on Target Fund’s shareholder records of the Target Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7 Any reporting responsibility of Target Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, except that Survivor Fund shall be responsible for preparing and filing any report on Form N-PORT or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed.

1.8 After the Effective Time, Target Fund shall not conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the Survivor Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time: (a) Target Fund shall be terminated as a series of Trust; and (b) Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect Target Fund’s complete dissolution.

2. CLOSING AND EFFECTIVE TIME

2.1 Unless the parties agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or about April 30, 2021 (“Effective Time”). The Closing shall be held at the offices of Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

2.2 Trust shall direct the custodian of Target Fund’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that: (a) the Assets it holds will be transferred to Survivor Fund at the Effective Time; (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made; and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target Fund to Survivor Fund, as reflected on Survivor Fund’s books immediately after the Effective Time, does or will conform to that information on Target Fund’s books immediately before the Effective Time.

2.3 Trust shall direct its transfer agent to deliver at the Closing: (a) to Trust, a Certificate: (1) verifying that Target Fund’s shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Target Fund Shares that each such Shareholder owns at the Effective Time; and (2) as to the opening of accounts on Survivor Fund’s shareholder records in the names of the Shareholders; and (b) to Trust, a confirmation, or other evidence satisfactory to Trust, that the Survivor Fund Shares to be credited to Target Fund at the Effective Time have been credited to Target Fund’s account on those records.

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2.4 Trust shall deliver to Trust and Advisor, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Target Fund’s books at an estimated fair market value provided by an authorized pricing vendor for Target Fund.

2.5 At the Closing, the Trust shall deliver, on behalf of each Fund, as applicable: (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the Trust or its counsel reasonably requests; and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1 Trust, on Target Fund’s behalf, represents and warrants as follows:

(a) Trust: (1) is a Trust that is duly organized, validly existing, and in good standing under the laws of the State of Ohio (“Ohio Law”), and its Declaration of Trust is on file with the Office of the Secretary of State of Ohio (“Secretary”); (2) is duly registered under the 1940 Act as an open-end management Trust; and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) Target Fund is a duly established and designated series of Trust;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Trust, with respect to Target Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, Trust will have good and marketable title to the Assets for Target Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, Trust, on Survivor Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e) Trust, with respect to Target Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in: (1) a conflict with or material violation of any provision of Ohio Law, Trust’s Declaration of Trust, or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Trust, on Target Fund’s behalf, is a party or by which it is bound; or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Trust, on Target Fund’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either: (1) all material contracts and other commitments of Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate; or (2) provision for discharge and/or Survivor Fund’s assumption of any liabilities of Target Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

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(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Trust’s knowledge, threatened against Trust, with respect to Target Fund or any of its properties or assets attributable or allocable to Target Fund, that, if adversely determined, would materially and adversely affect Target Fund’s financial condition or the conduct of its business; and Trust, on Target Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target Fund’s business or Trust’s ability to consummate the transactions contemplated hereby;

(h) Target Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year ended June 30, 2020, have been audited by BBD, LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements present fairly, in all material respects, Target Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i) Since June 30, 2020, there has not been any material adverse change in Target Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Target Fund Share due to declines in market values of securities Target Fund holds, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by its shareholders shall not constitute a material adverse change;

(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k) Target Fund is classified as an association that is taxable as a corporation, for federal tax purposes; Target Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), Target Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated Trust (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l) All issued and outstanding Target Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Fund Shares will,

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at the Effective Time, be held by the persons and in the amounts set forth on Target Fund’s shareholder records, as provided in paragraph 2.3; and Target Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Fund Shares, nor are there outstanding any securities convertible into any Target Fund Shares;

(m) Target Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n) Target Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) Not more than 25% of the value of Target Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(p) Target Fund’s current prospectus and statement of additional information: (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q) The information to be furnished by Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 (as defined in paragraph 3.3(a) will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r) The Declaration of Trust permits Trust to vary its shareholders’ investment; Trust does not have a fixed pool of assets; and each series thereof (including the Target Fund) is a managed portfolio of securities, and Advisor has the authority to buy and sell securities for the Target Fund;

(s) Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to Trust;

(t) The Survivor Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

(u) At the Closing, at least 33 1/3% of Target Fund’s portfolio assets (by fair market value) will meet the investment objectives, strategies, policies, risks and restrictions of Survivor Fund, and Target Fund will not alter its portfolio in connection with the Reorganization to meet this 33 1/3% threshold. Target Fund did not enter into any line of business as part of the plan of reorganization;

(v) To the best of the knowledge of Target Fund’s management: (i) there is no plan or intention by Target Fund shareholders to sell, exchange, redeem, or otherwise dispose of a number of Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Target Fund shareholders’ ownership of Target Fund Shares (or equivalent Survivor

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Fund Shares) to a number of shares that was less than 50 percent of the number of Target Fund Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning 5% or more of the Target Fund Shares to sell, exchange, redeem, or otherwise dispose of any Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization;

(w) During the five-year period ending on the Closing Date, neither Target Fund nor any person related (as defined in section 1.368-1(e)(4) of the Treasury Regulations without regard to 1.368-1(e)(4)(i)) to Target Fund will have: (i) acquired Target Fund Shares with consideration other than Survivor Fund Shares or Target Fund Shares, except in the ordinary course of Target Fund’s business as an open-end fund pursuant to section 22(e) of the 1940 Act; or (ii) made distributions with respect to Target Fund Shares except for: (A) normal, regular dividend distributions made pursuant to the historic dividend paying practice of Target Fund; and (B) distributions and dividends declared and paid in order to ensure Target Fund’s continuing qualification as a regulated Trust and to avoid the imposition of fund-level tax; and

(x) There is no intercorporate indebtedness existing between Survivor Fund and Target Fund that was issued, acquired, or will be settled at a discount.

3.2 Trust, on Survivor Fund’s behalf, represents and warrants as follows:

(a) Trust: (1) is a Trust that is duly organized, validly existing, and in good standing under the laws of the State of Ohio (“Ohio Law”), and its Declaration of Trust is on file with the Office of the Secretary of State of Ohio (“Secretary”); (2) is duly registered under the 1940 Act as an open-end management Trust; and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) Survivor Fund is a duly established and designated series of Trust.

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Trust, with respect to Survivor Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) All issued and outstanding Survivor Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Survivor Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Survivor Fund Shares, nor are there outstanding any securities convertible into any Survivor Fund Shares. All of the Survivor Fund Shares to be issued and delivered to Trust, for the account of the Target Fund shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Survivor Fund Shares and be fully paid and non-assessable by Trust;

(e) No consideration other than Survivor Fund Shares (and Survivor Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) Trust, with respect to Survivor Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in: (1) a conflict with or material violation of any provision of Ohio Law, Trust’s Declaration of Trust, or any Undertaking to which Trust, on Survivor Fund’s behalf, is a party or by which it is bound; or (2) the acceleration of any

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obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Trust, on Survivor Fund’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Trust’s knowledge, threatened against Trust, with respect to Survivor Fund or any of its properties or assets attributable or allocable to Survivor Fund, that, if adversely determined, would materially and adversely affect Survivor Fund’s financial condition or the conduct of its business; and Trust, on Survivor Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Survivor Fund’s business or Trust’s ability to consummate the transactions contemplated hereby;

(h) Survivor Fund is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes; Survivor Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; for each taxable year of its operation (including its current taxable year), Survivor Fund has met (and for that year will meet) the requirements of Part I of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, Survivor Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and Survivor Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i) There is no plan or intention for Survivor Fund to be dissolved or merged into another statutory or business trust or a Trust or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(j) Assuming the truthfulness and correctness of Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization: (1) not more than 25% of the value of Survivor Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer; and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(k) Immediately after the Effective Time, Survivor Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(l) The information to be furnished by Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(m) The Declaration of Trust permits Trust to vary its shareholders’ investment; Trust will not have a fixed pool of assets; and each series thereof (including the Survivor Fund) will be a managed portfolio of securities, and Advisor will have the authority to buy and sell securities for the Survivor Fund;

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(n) Survivor Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Target Fund immediately prior to the Reorganization. For purposes of this representation, amounts paid by Target Fund to dissenters, amounts used by Target Fund to pay Target Fund’s Reorganization expenses, amounts paid by Target Fund to shareholders who receive cash or other property, and all redemptions and distributions (except redemptions in the ordinary course of Target Fund’s business as an open-end investment company pursuant to section 22(e) of the 1940 Act and regular, normal dividends) made by Target Fund immediately preceding the Reorganization will be included as assets of Target Fund held immediately prior to the Reorganization;

(o) Survivor Fund has no plan or intention to reacquire any of Survivor Fund Shares issued in the Reorganization, except in the ordinary course of its business as an open-end fund pursuant to section 22(e) of the 1940 Act;

(p) Survivor Fund is in the same line of business as Target Fund preceding the Reorganization for purposes of Treasury Regulations section 1.368-1(d)(2). Following the Reorganization, Survivor Fund will continue such line of business or use a significant portion of Target Fund’s portfolio assets in a business, and Survivor Fund has no plan or intention to change such line of business. Survivor Fund did not enter into any line of business as part of the plan of reorganization. At the Closing, at least 33 1/3% of Target Fund’s portfolio assets (by fair market value) will meet the investment objectives, strategies, policies, risks and restrictions of Survivor Fund. Survivor Fund has no plan or intention to change any of its investment objectives, strategies, policies, risks and restrictions after the Reorganization;

(q) To the best of the knowledge of Survivor Fund’s management: (i) there is no plan or intention by Target Fund shareholders to sell, exchange, redeem, or otherwise dispose of a number of Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Target Fund shareholders’ ownership of Target Fund Shares (or equivalent Survivor Fund Shares) to a number of shares that was less than 50 percent of the number of Target Fund Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning 5% or more of the Target Fund Shares to sell, exchange, redeem, or otherwise dispose of any Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization;

(r) There is no plan or intention for Survivor Fund or any person related (as defined in Treasury Regulations section 1.368-1(e)(4)) to Survivor Fund, to acquire or redeem any of the Survivor Fund Shares issued in the Reorganization, either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions by Survivor Fund in the ordinary course of its business as an open-end Trust pursuant to section 22(e) of the 1940 Act; and

(s) There is no intercorporate indebtedness existing between Survivor Fund and Target Fund that was issued, acquired, or will be settled at a discount.

3.3 Trust, on behalf of the Target Fund, and Trust, on behalf of the Survivor Fund, respectively, hereby further covenant as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on either Fund’s behalf, except for: (1) Trust’s filing with the Commission of a combined prospectus/information statement on Form N-14 relating to the Survivor Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“N-14”); and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

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(b) The fair market value of the Survivor Fund Shares each Shareholder receives will be equal to the fair market value of its Target Fund Shares it actually or constructively surrenders in exchange therefor;

(c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisors for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by Survivor Fund and those to which the Assets are subject;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to Target Fund will be separate consideration for, or allocable to, any of the Target Fund Shares that Shareholder holds; none of the Survivor Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services; and

(f) No expenses incurred by Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by Survivor Fund, Advisor, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Survivor Fund Shares will be transferred to Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

4. COVENANTS

4.1 Trust covenants to take all action necessary to obtain approval of the transactions contemplated hereby.

4.2 Trust covenants to prepare the N-14 in compliance with applicable federal and state securities laws.

4.3 Trust covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), it deems necessary or desirable in order to vest in, and confirm to: (a) Trust, on Survivor Fund’s behalf, title to and possession of all the Assets; and (b) Trust, on Target Fund’s behalf, title to and possession of the Survivor Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.4 Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue Survivor Fund’s operations after the Effective Time.

4.5 Subject to this Agreement, Trust covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

Each Fund’s obligations hereunder shall be subject to: (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Closing; (b) all representations and warranties on behalf of the other Fund contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with

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the same force and effect as if made at that time; and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Board, on behalf of each Fund;

5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit Trust to carry out the transactions contemplated hereby. The N-14 shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4 Prior to the Closing, Target Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to Target Fund Shareholders all of Target Fund’s Trust taxable income for all taxable periods ending at the Effective Time (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending at the Effective Time (after reduction for any capital loss carryforward).

5.5 The Trust shall have received a favorable opinion of the law firm of Thompson Hine LLP, addressed to the Target Fund and the Survivor Fund substantially to the effect that for federal income tax purposes:

(a) The Survivor Fund’s acquisition of the Assets in exchange solely for the Survivor Fund Shares and the Survivor Fund’s assumption of the Liabilities, followed by the Target Fund’s distribution of the Survivor Fund Shares pro rata to the Target Fund Shareholders actually or constructively in exchange for their Target Fund shares in complete liquidation of the Target Fund, should qualify as a “reorganization” as defined in Section 368(a)(1) of the Code, and the Target Fund and the Survivor Fund each should be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b) Under Section 1032(a) of the Code, no gain or loss should be recognized by the Survivor Fund upon the receipt of the assets of the Target Fund solely in exchange for the Survivor Fund Shares and the assumption by the Survivor Fund of the Liabilities of the Target Fund.

(c) Under Section 361 of the Code, no gain or loss should be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Survivor Fund solely in exchange for the Survivor Fund Shares and the assumption by the Survivor Fund of the liabilities of the Target Fund or upon the distribution of the Survivor Fund Shares to the Target Fund Shareholders in exchange for their transferring Fund shares in complete liquidation of the Target Fund.

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(d) Under Section 354(a)(1) of the Code, no gain or loss should be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares for the Survivor Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization.

(e) Under Section 358(a)(1) of the Code, the aggregate adjusted tax basis of the Survivor Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization should be the same as the aggregate adjusted tax basis of the Target Fund Shares held by such shareholder immediately prior to the Reorganization.

(f) Under Section 1223(1) of the Code, the holding period of the Survivor Fund Shares received by each Target Fund shareholder in the Reorganization should include the period during which the Target Fund shares exchanged therefor were held by such shareholder (provided the Target Fund Shares were held as capital assets on the date of the Reorganization).

(g) Under Section 362(b) of the Code, the adjusted tax basis of the Target Fund’s assets acquired by the Survivor Fund should be the same as the adjusted tax basis of such assets to the Target Fund immediately prior to the Reorganization.

(h) Under Section 1223(2) of the Code, the holding period of the assets of the Target Fund in the hands of the Survivor Fund should include the period during which those assets were held by the Target Fund (except where the Acquiring Fund’s investment activities may have the effect of reducing or eliminating an asset’s holding period).

(i) The Survivor Fund should succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Such opinion shall be based on customary assumptions and such representations as the law firm of Thompson Hine LLP reasonably may request, and the Trust, the Target Fund and Survivor Fund will cooperate to make and certify the accuracy of such representations.

5.6 At any time before the Closing, Trust may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2, 5.4 and 5.5) if, in the judgment of the Board, that waiver will not have a material adverse effect on the applicable Fund’s shareholders’ interests.

6. EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), Advisor shall bear the entirety of the total Reorganization Expenses. The Reorganization Expenses include: (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Target Fund’s prospectus supplements and the N-14, and printing and distributing Survivor Fund’s prospectus and the N-14; (2) legal and accounting fees; (3) transfer taxes for foreign securities; and (4) any and all incremental Blue Sky fees. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC.

7. ENTIRE AGREEMENT; NO SURVIVAL

Trust, on behalf of the Target Fund, and Trust on behalf of the Survivor Fund, has not made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement of Trust, on behalf of the Target Fund, and Trust on behalf of the Survivor Fund. The

A-12

representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8. TERMINATION

This Agreement may be terminated at any time at or before the Closing with respect to the applicable Reorganization by resolution of either the Board, on behalf of the Target Fund, or the Board, on behalf of the Survivor Fund, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Target Fund or the Survivor Fund, respectively. Any such termination resolution will be effective when made.

9. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Trust, on behalf of the Target Fund, and Trust, on behalf of the Survivor Fund.

10. SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11. MISCELLANEOUS

11.1 This Agreement shall be governed by and construed in accordance with Ohio Law, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or Trust other than Trust, on Survivor Fund’s behalf, or Trust, on Target Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of Trust’s trustees solely in their capacities as trustees, and not individually, and that Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the applicable Fund but are only binding on and enforceable against its property attributable to and held for the benefit of such applicable Fund (“Fund’s Property”) and not Trust’s property attributable to and held for the benefit of any other series thereof. Trust, in asserting any rights or claims under this Agreement on its or a Fund’s behalf, shall look only to the corresponding Fund’s Property in settlement of those rights or claims and not to the property of any other series of Trust or to those trustees, officers, or shareholders.

11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by Trust, on behalf of Target Fund, and Trust on behalf of Survivor Fund. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

A-13

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

MUTUAL FUND SERIES TRUST, on behalf of CATALYST SMALL-CAP INSIDER BUYING FUND

__________________________

By: Jerry Szilagyi, President

MUTUAL FUND SERIES TRUST, on behalf of CATALYST INSIDER BUYING FUND

__________________________

By: Jerry Szilagyi, President

CATALYST CAPITAL ADVISORS LLC, solely with respect to Paragraph 6 hereof

__________________________

By: Jerry Szilagyi, President

A-14

EXHIBIT B—FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rates an investment in each Fund would have earned (or lost), assuming reinvestment of all dividends and distributions. The following information for the fiscal years ended June 30 has been derived from each Fund’s financial statements, which have been audited by BBD, LLP, independent registered public accounting firm. It is an integral part of the Fund’s audited financial statements included in the Fund’s Annual Report. The information for the six-months ended December 31, 2020 has been derived from the each Fund’s unaudited financial statements included in the Fund’s Semi-Annual Report. Both the Annual Report and Semi-Annual Report are incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements.

Catalyst Small-Cap Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A
	For the		For the	For the	For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020		June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016
	(Unaudited)

Net asset value, beginning of period	$12.16		$14.94	$16.79	$13.96	$12.39	$15.23

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.08)		(0.05)	(0.23)	(0.16)	0.07	0.02
Net realized and unrealized gain (loss) on investments	2.07		(2.73)	(1.62)	2.99	1.59	(2.78)
Total from investment operations	1.99		(2.78)	(1.85)	2.83	1.66	(2.76)

LESS DISTRIBUTIONS:
From net investment income	—		—	—	—	(0.09)	(0.08)
Total distributions	—		—	—	—	(0.09)	(0.08)

Net asset value, end of period	$14.15		$12.16	$14.94	$16.79	$13.96	$12.39

Total return (B)	16.37	% (G)	(18.61)%	(11.02)%	20.27%	13.38%	(18.13)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$4,497		$4,446	$6,519	$10,648	$11,145	$17,356
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement (C)	3.43	% (H)	2.98%	2.37%	2.20%	2.13%	1.95%
Expenses, net waiver and reimbursement (C)	1.78	% (H)	1.80%	1.77%	1.75%	1.75%	1.75%
Net investment income (loss), before waiver and reimbursement (C)(D)	(3.02	)% (H)	(1.58)%	(2.03)%	(1.49)%	0.14%	(0.06)%
Net investment income (loss), net waiver and reimbursement (C)(D)	(1.36	)% (H)	(0.39)%	(1.43)%	(1.04)%	0.51%	0.14%
Portfolio turnover rate	76	% (G)	225%	260%	188%	228%	189%

	Class C
	For the		For the	For the	For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020		June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016
	(Unaudited)

Net asset value, beginning of period	$11.40		$14.10	$15.97	$13.38	$11.89	$14.63

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.12)		(0.16)	(0.33)	(0.26)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	1.93		(2.54)	(1.54)	2.85	1.52	(2.67)
B-1

Total from investment operations	1.81		(2.70)	(1.87)	2.59	1.49	(2.74)

Net asset value, end of period	$13.21		$11.40	$14.10	$15.97	$13.38	$11.89

Total return (B)	15.88	% (G)	(19.15)%	(11.71)%	19.36%	12.53%	(18.73)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,156		$1,206	$2,286	$3,469	$3,943	$6,213
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (C)	4.19	% (H)	3.73%	3.12%	2.95%	2.88%	2.70%
Expenses, net waiver and reimbursement (C)	2.53	% (H)	2.55%	2.52%	2.50%	2.50%	2.50%
Net investment loss, before waiver and reimbursement (C,D)	(3.77	)% (H)	(2.42)%	(2.78)%	(2.24)%	(0.61)%	(0.80)%
Net investment loss, net waiver and reimbursement (C,D)	(2.11	)% (H)	(1.25)%	(2.18)%	(1.79)%	(0.24)%	(0.60)%
Portfolio turnover rate	76	% (G)	225%	260%	188%	228%	189%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	3.43	% (H)	2.96%
Expenses, net waiver and reimbursement (C)	1.78	% (H)	1.78%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	4.19	% (H)	3.71%
Expenses, net waiver and reimbursement (C)	2.53	% (H)	2.53%

(G)	Not annualized.

(H)	Annualized.

	Class I
	For the		For the	For the	For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020		June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016
	(Unaudited)

Net asset value, beginning of period	$12.28		$15.05	$16.87	$14.02	$12.46	$15.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.07)		(0.03)	(0.18)	(0.13)	0.10	0.05
Net realized and unrealized gain (loss) on investments	2.10		(2.74)	(1.64)	3.01	1.60	(2.82)
Total from investment operations	2.03		(2.77)	(1.82)	2.88	1.70	(2.77)

LESS DISTRIBUTIONS:
From net investment income	—		—	—	(0.03)	(0.14)	(0.16)
Total distributions	—		—	—	(0.03)	(0.14)	(0.16)

Net asset value, end of period	$14.31		$12.28	$15.05	$16.87	$14.02	$12.46

Total return (B)	16.53	% (F)	(18.41)%	(10.79)%	20.53%	13.65%	(17.95)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,271		$2,045	$3,310	$5,047	$4,373	$4,154
Ratios to average net assets (including interest expense)(E)
B-2

Expenses, before waiver and reimbursement (C)	3.19	% (G)	2.73%	2.12%	1.95%	1.88%	1.70%
Expenses, net waiver and reimbursement (C)	1.53	% (G)	1.55%	1.52%	1.50%	1.50%	1.50%
Net investment income (loss), before waiver and reimbursement (C,D)	(2.77	)% (G)	(1.36)%	(1.72)%	(1.27)%	0.32%	0.20%
Net investment income (loss), net waiver and reimbursement (C,D)	(1.11	)% (G)	(0.19)%	(1.13)%	(0.82)%	0.70%	0.40%
Portfolio turnover rate	76	% (F)	225%	260%	188%	228%	189%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	3.19	% (G)	2.71%
Expenses, net waiver and reimbursement (C)	1.53	% (G)	1.53%

(F)	Not annualized.

(G)	Annualized.

B-3

Catalyst Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A
	For the		For the	For the	For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020		June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016
	(Unaudited)

Net asset value, beginning of period	$18.49		$19.28	$18.53	$15.46	$13.28	$15.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.14)		(0.04)	(0.17)	(0.08)	0.06	(0.04)
Net realized and unrealized gain (loss) on investments	4.82		(0.75)	0.92	3.15	2.12	(1.71)
Total from investment operations	4.68		(0.79)	0.75	3.07	2.18	(1.75)

Net asset value, end of period	$23.17		$18.49	$19.28	$18.53	$15.46	$13.28

Total return (B)	25.31	% (G)	(4.10)%	4.05%	19.86%	16.42%	(11.64)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$17,293		$14,703	$20,850	$29,682	$36,804	$81,330
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement (C)	1.71	% (H)	1.69%	1.63%	1.58%	1.50%	1.49%
Expenses, net waiver and reimbursement (C)	1.53	% (H)	1.54%	1.52%	1.50%	1.50%	1.49%
Net investment income (loss), before waiver and reimbursement (C,D)	(1.50	)% (H)	(0.34)%	(1.01)%	(0.57)%	0.44%	(0.26)%
Net investment income (loss), net waiver and reimbursement (C,D)	(1.32	)% (H)	(0.20)%	(0.90)%	(0.49)%	0.44%	(0.26)%
Portfolio turnover rate	65	% (G)	249%	220%	153%	160%	167%

	Class C
	For the		For the	For the	For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020		June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016
	(Unaudited)

Net asset value, beginning of period	$17.97		$18.87	$18.28	$15.36	$13.30	$15.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.21)		(0.17)	(0.30)	(0.21)	(0.04)	(0.14)
Net realized and unrealized gain (loss) on investments	4.67		(0.73)	0.89	3.13	2.10	(1.72)
Total from investment operations	4.46		(0.90)	0.59	2.92	2.06	(1.86)

Net asset value, end of period	$22.43		$17.97	$18.87	$18.28	$15.36	$13.30

Total return (B)	24.82	% (G)	(4.77)%	3.23%	19.01%	15.49%	(12.27)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$8,990		$7,926	$11,973	$14,297	$18,030	$33,042
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (C)	2.46	% (H)	2.44%	2.38%	2.33%	2.25%	2.24%
Expenses, net waiver and reimbursement (C)	2.28	% (H)	2.29%	2.27%	2.25%	2.25%	2.24%
Net investment loss, before waiver and reimbursement (C,D)	(2.24	)% (H)	(1.09)%	(1.75)%	(1.32)%	(0.30)%	(0.99)%
Net investment loss, net waiver and reimbursement (C,D)	(2.07	)% (H)	(0.94)%	(1.64)%	(1.24)%	(0.30)%	(0.99)%
Portfolio turnover rate	65	% (G)	249%	220%	153%	160%	167%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
B-4

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	1.71	% (H)	1.68%
Expenses, net waiver and reimbursement (C)	1.53	% (H)	1.53%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.46	% (H)	2.43%
Expenses, net waiver and reimbursement (C)	2.28	% (H)	2.28%

(G)	Not annualized.

(H)	Annualized.

	Class I
	For the		For the	For the	For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020		June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016
	(Unaudited)

Net asset value, beginning of period	$18.77		$19.51	$18.71	$15.57	$13.34	$15.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.11)		0.02	(0.12)	(0.05)	0.10	(0.00	) (C)
Net realized and unrealized gain (loss) on investments	4.89		(0.76)	0.92	3.19	2.13	(1.71)
Total from investment operations	4.78		(0.74)	0.80	3.14	2.23	(1.71)

Net asset value, end of period	$23.55		$18.77	$19.51	$18.71	$15.57	$13.34

Total return (B)	25.47	% (G)	(3.79)%	4.28%	20.17%	16.72%	(11.36)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$20,634		$17,478	$19,386	$14,876	$12,827	$19,381
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (D)	1.46	% (H)	1.44%	1.38%	1.33%	1.25%	1.24%
Expenses, net waiver and reimbursement (D)	1.28	% (H)	1.29%	1.27%	1.25%	1.25%	1.24%
Net investment income (loss), before waiver and reimbursement (D,E)	(1.25	)% (H)	(0.06)%	(0.73)%	(0.39)%	0.70%	(0.02)%
Net investment income (loss), net waiver and reimbursement(D,E)	(1.07	)% (H)	0.09%	(0.62)%	(0.31)%	0.70%	(0.02)%
Portfolio turnover rate	65	% (G)	249%	220%	153%	160%	167%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Represents an amount less than $0.01 per share.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	1.46	% (H)	1.43%
B-5

Expenses, net waiver and reimbursement (C)	1.28	% (H)	1.28%

(G)	Not annualized.

(H)	Annualized.

B-6

STATEMENT OF ADDITIONAL INFORMATION

APRIL 15, 2021

CATALYST INSIDER BUYING FUND

AND

CATALYST SMALL-CAP INSIDER BUYING FUND

each a series of Mutual Fund Series Trust

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

1-866-447-4228

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Information Statement dated April 15, 2021 (the “Combined Prospectus/Information Statement”) for the Catalyst Insider Buying Fund (the “Survivor Fund”) and Catalyst Small-Cap Insider Buying Fund (the “Target Fund”), each a class (herein referred to as “series”) of Mutual Fund Series Trust (the “Trust”). Copies of the Combined Prospectus/Information Statement may be obtained at no charge by writing to the Catalyst Funds c/o Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, or by calling 1-866-447-4228. Unless otherwise stated, capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Information Statement.

This Statement of Additional Information contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but that is not included in the Combined Prospectus/Information Statement. As described in the Combined Prospectus/Information Statement, the Reorganization would involve the transfer of substantially all of the assets, and the assumption of the liabilities, of the Target Fund in exchange for shares of the Survivor Fund. The Target Fund would distribute the Survivor Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

The Funds will furnish, without charge, a copy of their most recent Annual and Semi-Annual Reports. Requests should be directed to the Catalyst Funds c/o Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, or by calling 1-866-447-4228.

1

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS	3
PRO FORMA FINANCIAL INFORMATION (UNAUDITED)	4

2

ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about each of the Survivor Fund and the Target Fund, each a series of the Trust, is contained in and incorporated by reference to the Statement of Additional Information dated November 1, 2020, as it may be amended and/or supplemented from time to time. Management’s discussion of fund performance, audited financial statements and related report of the independent registered public accounting firm for the Funds are contained in the Funds’ Annual Report for the fiscal year ended June 30, 2020 and are incorporated in this Statement of Additional Information by reference. The unaudited financial statements for the Funds are contained in the Funds’ Semi-Annual Report for the six months ended December 31, 2020 and are incorporated in this Statement of Additional Information by reference. No other parts of the Funds’ Annual Report or Semi-Annual Report are incorporated by reference in this Statement of Additional Information.

3

Pro Forma Financial Information

(Unaudited)

The description of unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and Survivor Fund as of the year ended June 30, 2020, using the fees and expenses information as shown in the Combined Prospectus/Information Statement. The description of unaudited pro forma financial information should be read in conjunction with the audited historical financial statements of the Target Fund and Survivor Fund, which are available in their annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 — Reorganization

Certain of the unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Survivor Fund pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) as if the Reorganization occurred on June 30, 2020.

Target Fund	Survivor Fund
Catalyst Small-Cap Insider Buying Fund	Catalyst Insider Buying Fund

The Reorganization will not result in tax consequence to Target Fund shareholders. The costs of the Reorganization will be borne by Catalyst Capital Advisors LLC, each Fund’s investment advisor. There is not expected to be any portfolio repositioning in connection with the Reorganization. The expenses of the Reorganization are expected to be approximately $29,000.

Note 2 — Basis of Pro Forma

The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Survivor Fund or its shareholders as a direct result of the Reorganization. The Target Fund and the Survivor Fund are both registered open-end management investment companies. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund by the Survivor Fund in exchange for shares of the Survivor Fund, followed by the distribution of such shares to Target Fund shareholders in complete liquidation and termination of the Target Fund. The Target Fund shareholders would have received 240,451, 67,262, and 108,943 shares of Class A, Class C, and Class I, respectively, of the Survivor Fund had the Reorganization occurred on June 30, 2020. The Funds’ investment objectives are identical and the principal investment policies of the Target Fund are substantially similar, although not identical, to those of the Survivor Fund. Accordingly, no securities from the Target Fund’s portfolio will be sold in connection with the Reorganization because of differences in policies.

The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes. In accordance with accounting principles generally accepted in the United States of America, for financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the Surviving Fund with amounts distributable to shareholders for tax purposes.

	Net Assets	As-of Date
Catalyst Small-Cap Insider Buying Fund (Target Fund)	$7,696,652	June 30, 2020
Catalyst Insider Buying Fund (Survivor Fund)	$40,107,528	June 30, 2020
Catalyst Insider Buying Fund (Pro Forma Survivor Fund)	$47,804,180	June 30, 2020

Note 3 — Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Pro Forma Survivor Fund financial information as if the Reorganization had taken place on July 1, 2019 using the fees and expenses information shown in the Combined Prospectus/Information Statement. The pro forma information has been derived from the books and records used in calculating daily

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net asset values of the Target Fund and Survivor Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the Pro Forma Survivor Fund net assets presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

Net Expense Category	Percentage of Fee and Expense Increase (Decrease)
Registration fees	0.00%
Administration fees	(0.01)%
Audit fees	0.00%
Trustees’ fees	0.00%
Legal fees	0.00%
Networking fees	(0.02)%
Management services fees	0.00%
Compliance officer fees	0.00%
Custody fees	0.00%
Total Pro Forma Net Expense Adjustment	(0.024)%[1]

1 Due to rounding, the total does not correspond to the sum of the individual numbers in the table

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Survivor Fund are expected as a result of the Reorganization.

Note 4 — Accounting Survivor

The Survivor Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Survivor Fund.

Note 5 — Capital Loss Carryforwards

At June 30, 2020, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. A Fund will generally be able to carry-forward such capital losses indefinitely. As of June 30, 2020, the Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

Fund	Short-Term	Long-Term	Total	Capital Loss Carryforward Utilized
Target Fund	$26,798,922	$4,588,853	$31,387,775	—
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Survivor Fund	$10,094,392	—	$10,094,392	$2,278,424

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